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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) February 7, 2002
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                              EVENFLO COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)

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          Delaware                     333-64893                31-1360477
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


          707 Crossroads Court                                 45377
             Vandalia, Ohio
  (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (937) 415-3300

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Item 5.  Other Events

         The purpose of this Form 8-K is to file a letter sent on February 7, 2002 to holders of Evenflo Company, Inc.'s 11 3/4% Series B Senior Notes due 2006. A copy of the letter is attached as Exhibit 99.1 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Not applicable.
        (b)  Not applicable.
        (c)  Exhibits.

     99.1     Letter to noteholders dated February 7, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EVENFLO COMPANY, INC.



 Date:  February 7, 2002       By: /s/  Wayne W. Robinson
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                                   Name:  Wayne W. Robinson
                                   Title:  Chief Executive Officer



 Date:  February 7, 2002       By: /s/  Daryle A. Lovett
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                                   Name:  Daryle A. Lovett
                                   Title:  Senior Executive Vice President
                                           Finance and Chief Financial Officer




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                              EXHIBIT INDEX



   Exhibit No.                  Description
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     99.1            Letter to noteholders dated February 7, 2002